Exhibit 99.1

WRITTEN CONSENT OF STOCKHOLDERS OF SPAR GROUP, INC.

The undersigned record stockholders (or proxy holders of record stockholders) of SPAR Group, Inc., a Delaware corporation (the "Company''), hereby take the following actions pursuant to Section 228 of the Delaware General Corporation Law. This consent will apply to all shares of capital stock of the Company held by the undersigned and all shares of capital stock of the Company with respect to which the undersigned may act by consent pursuant to a proxy or power of attorney. If two or more of the undersigned hold shares of capital stock of the Company jointly, this consent will apply to all shares jointly owned by such holders and all shares individually owned by each holder.

Resolved, that Lorrence Kellar is hereby removed as a director of the Company without cause.

Resolved, that Jeffrey Mayer is hereby elected and appointed as a director of the Company, to fill the vacancy created by the foregoing removal.

Resolved, that this consent of stockholders may be executed in counterparts

[Signature pages follow]

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In witness whereof, the undersigned have executed this consent of stockholders.

This consent should be signed and dated. Please sign exactly as your name appears on the Company's stock ledger or on your stock certificate. Where stock is issued in two or more names, both must sign. In case of joint owners, each joint owner must sign. When signing as an attorney, executor, administrator, trustee, guardian or corporate officer, please include your title.

A complete copy of this consent must he delivered to the Company.

/s/ William H. Bartels

William H. Bartels

Dated: June 29, 2018

WHB Services, Inc. Incentive Savings Plan & Trust

By: /s/ William H. Bartels

     Name:   William H. Bartels

     Title:     Trustee

Dated: June 29, 2018

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In witness whereof, the undersigned have executed this consent of stockholders.

This consent should be signed and dated. Please sign exactly as your name appears on the Company's stock ledger or on your stock certificate. Where stock is issued in two or more names, both must sign. In case of joint owners, each joint owner must sign. When signing as an attorney, executor, administrator, trustee, guardian or corporate officer, please include your title.

A complete copy of this consent must he delivered to the Company.

/s/ Robert G. Brown

Robert G. Brown

Dated: June 29, 2018

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Cede & Co.

C/o The Depository Trust Company

55 Water Street

New York, NY 10041

SPAR Group, Inc.

333 Westchester Ave., Suite 204

White Plains, New York 10604

Attention: James R. Segreto, Secretary

Cede & Co., the nominee of The Depository Trust Company ("DTC"), is a holder of record of shares of common stock of SPAR Group, Inc. (CUSIP: 784933103), a Delaware corporation (the "Company"). DTC is informed by its Participant, Merrill Lynch, Pierce, Fenner, & Smith Inc. (the."Participant"), that on the date hereof 633,849 of such shares (the "Shares") credited to Participant's DTC account are beneficially owned by William H. Bartels, a customer of Participant. DTC is further informed by the Participant that (i) 387,549 of these shares are held in an account in Mr. Bartels' name and (ii) 246,300 of these shares are held in an account on behalf of WHB Services, Inc. Incentive Savings Trust (the "WHB Trust"), for which Mr. Bartels serves as trustee.

At the request of Participant, on behalf of William H. Bartels, in his individual capacity and his capacity as the trustee of the WHB Trust, Cede & Co,, as a holder of record of the Shares, hereby consents, pursuant to Section 228 of the Delaware General Corporation Law ("DGCL") to each the following actions, without a meeting, without prior notice and without a vote:

Resolved, that Lorrence Kellar is hereby removed as a director of the Company without cause.

Resolved, that Jeffrey Mayer is hereby elected and appointed as a director of the Company, to fill the vacancy created by the foregoing removal.

Resolved, that this consent of stockholders may be executed in counterparts

The above proposed corporate action nay be adopted by the consent of the holders of a majority of the shares of common stock of the Company which is outstanding at the close of business on the record date. Pursuant to section 213(b) of the DGCL, the record date shall be June 29, 2018.

While Cede & Co. is furnishing this consent as the stockholder of record of the Shares, it does so at the request of Participant and only as a nominal party for the true party in interest William H. Bartels, in his capacity as an individual and in his capacity as trustee of the WHB Trust. Cede & Co. has no interest in this matter other than to take those steps which are necessary to ensure that William H. Bartels and the WHB Trust are not denied their rights as the beneficial owners of the Shares, and Cede & Co., assumes no further responsibility in this matter.

Very truly yours

Cede & Co.

By: /s/ Jeanne Mauro

      Jeanne Mauro, Partner

Dated June 29, 20l8 (Date)